Fees Summary	Mar. 16, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 17,250,000.00
Previously Paid Amount	158.81
Total Fee Amount	2,382.22
Total Offset Amount	2,223.41
Net Fee	$ 0.00